UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 13, 2020
_____________________
California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27200 Tourney Road
Suite 200
Santa Clarita
California	91355
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRCQQ	NONE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.
As previously reported, on July 15, 2020 (the “Petition Date”), California Resources Corporation (“CRC” or the “Company”) and certain of its subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption In re California Resources Corporation, et al., No. 20-33568 (DRJ). The Debtors filed with the Bankruptcy Court, on July 24, 2020, the Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code and, on October 8, 2020, the Amended Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (as amended, modified or supplemented from time to time, the “Plan”).
On October 13, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”), among other things, confirming the Plan. The Plan is attached to the Confirmation Order as Exhibit A. Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meanings given to them in the Plan.
The Company expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (the “Effective Date”). Although the Company is targeting occurrence of the Effective Date as soon as reasonably practicable, the Company can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan prior to the Effective Date.
Pursuant to the Plan, the Company’s common stock outstanding prior to the Effective Date will be cancelled as of the Effective Date. As of June 30, 2020, there were 49,453,297 shares of the Company’s existing common stock outstanding. The Company’s new organizational documents will become effective on the Effective Date, and the Company will issue the New Common Stock and/or New Warrants pursuant to the Plan in the amounts, and on the terms, set forth in the Plan. The shares of New Common Stock and the New Warrants issued pursuant to the Plan will be issued in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by section 1145 of the Bankruptcy Code or, only to the extent such exemption under section 1145 of the Bankruptcy Code is not available, any other available exemption from registration under the Securities Act and such similar federal, state and local laws.
The Plan provides that: (i) holders of claims on account of the RBL Facility will be paid in full; (ii) holders of 2017 Term Loan Secured Claims will receive 83.6% of the New Common Stock (subject to dilution) and 100% of the Tranche A Subscription Rights; (iii) holders of Unsecured Debt Claims, which consist of holders of 2017 Term Loan Deficiency Claims, 2016 Term Loan Claims, Second Lien Notes Claims and Unsecured Notes Claims, will receive the following treatment applicable to each such holder: (a) each holder of 2017 Term Loan Deficiency Claims will receive its pro rata share, based on the aggregated amount of Unsecured Debt Claims, of 16.4% of the New Common Stock (subject to dilution) and 100% of the Tranche B Subscription Rights (the “Stock and Tranche B Rights Distribution”), (b) each holder of Backstop Unsecured Debt Claims will receive its pro rata share, based on the aggregate amount of Unsecured Debt Claims, of the Stock and Tranche B Rights Distribution and its pro rata share, based on the aggregate amount of 2016 Term Loan Claims, Second Lien Notes Claims and Unsecured Notes Claims, of the Tier 1 Warrants and (c) each holder of Non-Backstop Unsecured Debt Claims will receive its pro rata share, based on the aggregate amount of Unsecured Debt Claims, of the Stock and Tranche B Rights Distribution, its pro rata share, based on the aggregate amount of 2016 Term Loan Claims, Second Lien Notes Claims and Unsecured Notes Claims, of the Tier 1 Warrants and its pro rata share, based on the aggregate amount of the Non-Backstop Unsecured Debt Claims, of the Tier 2 Warrants; (iv) all other general unsecured claims will be paid or disputed in the ordinary course of business; and (v) existing equity interests in CRC will receive no distributions. The initial distributions of New Common Stock are subject to dilution by the Rights Offering, the Backstop Commitment Premium, the Eligible Stock, the Exit Premium, the MIP and the New Warrants.
Additionally, the Plan provides that the Debtors shall be deemed to have exercised the Conversion Right on the Effective Date in accordance with the terms and conditions of the Elk Hills Settlement Agreement. On the Effective Date, the Debtors shall issue the Eligible Notes and the Eligible Stock, in the form of New Common Stock, in exchange for the acquisition of all of the equity interests of Elk Hills Power owned by Ares and its affiliates.

The Plan also provides releases and exculpations for the benefit of the Debtors, certain of the Debtors’ claimholders, other parties in interest and various parties related thereto, each in their capacity as such, from various claims and causes of action, as further set forth in Section 10 of the Plan.
The foregoing description of the Plan is not complete and is qualified in its entirety by reference to the Plan and the Confirmation Order, copies of which are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are hereby incorporated by reference in this Item 1.03.
In the Company’s most recent monthly operating report filed with the Bankruptcy Court on September 21, 2020, the Company reported total assets of $3,976,612,000 and total liabilities of $6,545,182,000 as of August 31, 2020. This financial information has not been audited or reviewed by the Company’s independent registered public accounting firm and may be subject to future reconciliation or adjustments. This information should not be viewed as indicative of future results.
Cautionary Note Regarding Forward-Looking Statements
Certain of the statements contained in this report should be considered forward-looking statements. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the actions the Company may take pursuant to the Plan, the occurrence of the Effective Date of the Plan, the actions the Company may take to address liquidity and balance sheet issues, the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in this report above and the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
2.1	Amended Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code (incorporated by reference to Exhibit A of the Confirmation Order attached as Exhibit 99.1 hereto)

99.1	Order of the Bankruptcy Court, dated October 13, 2020, confirming the Amended Debtors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Roy Pineci
Name:	Roy Pineci
Title:	Senior Vice President

DATED: October 19, 2020